SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

        The original 8-K has been amended by this 8-K/A to file a Supplement to the Indenture.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 23, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1999-HI1)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-28025               41-1808858
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

 8400 Normandale Lake Blvd.
 Suite 600

 MINNEAPOLIS, MINNESOTA                            55437
 (Address of Principal                             (Zip Code)

 Executive Offices)

Registrant's telephone number, including area code, is (612) 832-7000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               4.5 Indenture Supplement Number One dated December 8, 1999 between Home Loan Trust 1999-HI1, as issuer and The Chase Manhattan Bank, as indenture trustee.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            BY:     /S/ LISA LUNDSTEN
                                            Name:   Lisa Lundsten
                                            Title:  Vice President

Dated: January 10, 2000



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                                   EXHIBIT 4.5



                         INDENTURE SUPPLEMENT NUMBER ONE
                                     to the

                                    INDENTURE
                              Dated March 23, 1999

                                     between
                        HOME LOAN TRUST 1999-HI1, Issuer

                                       and
                   THE CHASE MANHATTAN BANK, Indenture Trustee

        THIS INDENTURE SUPPLEMENT NUMBER ONE IS MADE AND ENTERED INTO THIS 8TH day of December, 1999 (this "Supplement"), by and between HOME LOAN TRUST 1999-HI1, as issuer (the "Issuer"), and THE CHASE MANHATTAN BANK, as indenture trustee (the "Trustee"), in connection with the Indenture dated March 23, 1999, between the above mentioned parties (the "Indenture"). This Supplement is made pursuant to Section 9.01(a)(v) of the Indenture.

        1. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Indenture.

        2. Appendix A to the Indenture is hereby amended effective as of the date hereof by deleting the definition of "Initial Outstanding Reserve Amount."

        3. Except as amended above, the Indenture shall continue in full force and effect in accordance with its terms.



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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this indenture supplement as of the date first above written.

                            HOME LOAN TRUST 1999-HI1,

                                    as Issuer

                                            Wilmington Trust Company

                                            not in its individual capacity

                                            but solely as Owner Trustee

                                    BY:
                                       Name:

                                       Title:

                            THE CHASE MANHATTAN BANK,

                                    as Indenture Trustee

                                    BY:
                                       Name:

                                       Title:


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